NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI S&P 500® Index Fund
(the “Fund”)
Supplement dated November 4, 2025 (“Supplement”)
to the Prospectus, Summary Prospectus, and Statement of Additional Information each dated February 28, 2025, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, Summary Prospectus, and Statement of Additional Information.

Effective immediately, the Fund is modifying its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”), to reflect that the Fund intends to be diversified in approximately the same proportion as the Fund’s benchmark index is diversified. The investment objective of the Fund will continue to be to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index. The Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fund’s benchmark index. Shareholder approval will not be sought if the Fund crosses from diversified to non‑diversified status under such circumstances.

Effective immediately:

Summary Prospectus and Prospectus

1. The following paragraph is added to the end of the section entitled “Principal Investment Strategies”:

The Fund is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the S&P 500® Index, which it seeks to track.

2. The following is added to the section entitled “Principal Risks”:

Non-Diversification Risk: The Fund is classified as a diversified open-end management investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the S&P 500® Index, which the Fund seeks to track. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

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3. The chart in the section entitled “More About Investment Strategies and Risks” in the Prospectus is amended to indicate that Non-Diversification Risk is a principal risk of the Fund. Additionally, the paragraph entitled “Non-Diversification Risk” is deleted and replaced in its entirety with the following:

Non-Diversification Risk

NYLI PineStone U.S. Equity Fund is a non-diversified, open-end management investment company registered under the 1940 Act. Additionally, the NYLI S&P 500® Index Fund is a diversified investment company registered under the 1940 Act but may become non-diversified without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the S&P 500® Index, which it seeks to track.

A non-diversified fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. A non-diversified fund may select its investments from a relatively small pool of issuers together with securities issued by any newly public issuers consistent with its stated investment objective and policies. An investment in a non-diversified fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer or small number of issuers may cause greater fluctuations in the value of the fund’s shares.

Statement of Additional Information

4. The second paragraph in the section entitled “New York Life Investments Funds Trust” on page 1 of the Statement of Additional Information is amended to add the following:

The NYLI S&P 500® Index Fund intends to be diversified in approximately the same proportion as its benchmark index is diversified. The NYLI S&P 500® Index Fund may become non‑diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the benchmark index. Shareholder approval will not be sought if the NYLI S&P 500® Index Fund crosses from diversified to non‑diversified status under such circumstances.

5. The first numbered paragraph under the section entitled “The Funds’ Investment Policies” is amended to include the following:

The NYLI S&P 500® Index Fund intends to be diversified in approximately the same proportion as its benchmark index is diversified.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

REG-00092-11/25